Turbine (Patent number – 286409)

Advantage over other Turbines:

1) A variation of enthalpy drop in the expansion
2) A variation of the flow rate at the turbine inlet which, in turn, affects the turbine/compressor matching,
3) Performs well in a variation of working fluids
4) Solid Blades with Turbine rotor
5) The single stage rotor blade arrangement will have impulse and reaction profiles
6) The mean diameter of the first stage rotor and last stage rotor will be same, this will good for turbine RPM Matching
7) Easy manufacturing
8) High expansion ratio, so that we can minimize the number of turbine stage
9) High pressure steam Turbine is also well suited to this turbine
10) Blade are designed for streamline flow with Aerodynamic profiles
11) Stator Nozzles are designed with Convergent and Divergent Nozzles to achieve supersonic flow
12) Very easy to adjust nozzles according to the mass flow rate

****

क्रम सं/SL No :044167236

INTELLECTUAL PROPERTY INDIA
PATENTS | DESIGNS | TRADE MARKS
GEOGRAPHICAL INDICATIONS

सत्यमेव जयते

पेटेंट कार्यालय,भारत सरकार | The Patent Office, Government Of India

पेटेंट प्रमाण पत्र | Patent Certificate

(पेटेंट नियमावली का नियम 74) | (Rule 74 of The Patents Rules)

पेटेंट सं. / Patent No. : 474711

आवेदन सं. / Application No. : 202141010191

फाइल करने की तारीख / Date of Filing : 11/03/2021

पेटेंटी / Patentee : M/S. VAIGUNTH ENERTEK (P) LTD

प्रमाणित किया जाता है कि पेटेंटी को, उपरोक्त आवेदन में यथाप्रकटित *"POWER GENERATING DEVICE WITH A COMBINATION OF HYDROGEN GAS AND ORGANIC RANKINE CYCLE TURBINES FOR HEAVY DUTY VEHICLES"* नामक आविष्कार के लिए, पेटेंट अधिनियम, 1970 के उपबंधों के अनुसार आज तारीख मार्च 2021 के ग्यारहवें दिन से बीस वर्ष की अवधि के लिए पेटेंट अनुदत्त किया गया है।

It is hereby certified that a patent has been granted to the patentee for an invention entitled *"POWER GENERATING DEVICE WITH A COMBINATION OF HYDROGEN GAS AND ORGANIC RANKINE CYCLE TURBINES FOR HEAVY DUTY VEHICLES"* as disclosed in the above mentioned application for the term of 20 years from the 11th day of March 2021 in accordance with the provisions of the Patents Act,1970.

THE PATENT OFFICE
GOVT OF INDIA

अनुदान की तारीख : 29/11/2023
Date of Grant :

पेटेंट नियंत्रक
Controller of Patents

टिप्पणी - इस पेटेंट के नवीकरण के लिए फीस, यदि इसे बनाए रखा जाना है, मार्च 2023 के ग्यारहवें दिन को और उसके पश्चात प्रत्येक वर्ष मे उसी दिन देय होगी।

Note. - The fees for renewal of this patent, if it is to be maintained, will fall / has fallen due on 11th day of March 2023 and on the same day in every year thereafter.

INTELLECTUAL PROPERTY INDIA
एकस्व/PATENTS | अभिकल्प/DESIGNS | व्यापार चिह्न/TRADE MARKS | भौगोलिक उपदर्शन/GEOGRAPHICAL INDICATIONS

सत्यमेव जयते
भारत सरकार
GOVERNMENT OF INDIA

एकस्व कार्यालय / THE PATENT OFFICE
बौद्धिक सम्पदा भवन / I.P.O. BUILDING
जी.एस.टी.रोड, गिंडी/ G.S.T.Road, Guindy,
चेन्नई/ Chennai- 600032
दूरभाष/ Tel. No. : (091)(044)22502081-84
फ़ैक्स / Fax: 044 22502066

Email/ई मेल : Chennai-patent@nic.in
वेबसाइट /Website: http://ipindia.nic.in

सं. \ No. 1699/CHE/2009 दिनांक \ Dated the 18/08/2017

सेवा मे, \ To :

Address of Service:- K & S Partners #4121/B,6th Cross,19A Main, HAL II Stage [Extension] Bangalore - 560038
Email Id:- ipo@knspartners.com

विषय :- पेटेंट आवेदन संख्या 1699/CHE/2009 के संबंध मे अधिनियम की धारा 43 के तहत पेटेंट अनुदान तथा पेटेंट रजिस्टर मे प्रविष्टि की सूचना
Sub :- Intimation of the grant and recordal of patent under section 43 of the Act in respect of patent application no. 1699/CHE/2009

महोदय/महोदया,
Sir/Madam,

आपको सूचित किया जाता है कि पेटेंट अधिनिय, 1970 की धारा 12 व 13 तथा उस आधार पर बने नियम के तहत उपर्युक्त पेटेंट आवेदन के परीक्षण [व 28/06/2017 को हुई सुनवाई] के उपरांत एतद्द्वारा पेटेंट अनुदान किया जाता है। तथा पेटेंट अनुदान की प्रविष्टि 18/08/2017 को पेटेंट रजिस्टर मे कर दी गयी है।

This is to Inform you that following the examination of above mentioned patent application under section 12 and 13 of The Patents Act, 1970 and Rules made thereunder [and hearing held on 28/06/2017] a patent is hereby granted and recorded in the Register of Patents on the 18/08/2017. The Patent Certificate is enclosed herewith.

पेटेंट संख्या \ Patent No	:	286409
आवेदक का नाम \ Name Of Applicant	:	VAIGUNTH ENER TEK (P) LTD
पेटेंट दिनांक \ Date of Patent	:	17/07/2009
पूर्विक्ता तिथि \ Priority Date	:	17/07/2009
परीक्षण हेतु अनुरोध दाखिल करने की तिथि \ Filling date of Request for examination	:	03/06/2010
शीर्षक \ Title	:	AN IMPROVED TURBINE AND METHOD THEREOF
दावों की संख्या \ Number of claims	:	11

उपर्युक्त पेटेंट के अनुदान का प्रकाशन अधिनियम की धारा 43 के तहत पेटेंट कार्यालय के आधिकारिक जर्नल मे किया जाएगा।
The grant of above mentioned patent will be published in the Official Journal of the patent Office under section 43 of the Act.

पेटेंट अधिनियम 1970 यथा संशोधित पेटेंट (संशोधन) नियम, 2005/ पेटेंट नियम, 2003 यथा संशोधित पेटेंट (संशोधन) नियम, 2016 की धारा 142 की उप-धारा (4) के प्रावधानों के तहत उपरोक्त प्रविष्टि की तिथि से 3 माह के भीतर इस कार्यालय मे नवीकरण शुल्क जमा किया जाना चाहिए।
The payment of renewal fee is required to be made at this office within three(3) months from the aforesaid date of recording according to the proviso in sub-section(4) of Section 142 of The Patents Act,1970, as amended by The Patents (Amendment) Act, 2005 / The Patents Rules, 2003 as amended by The Patents (Amendment) Rules, 2016.

O PRASAD RAO

(नियंत्रक पेटेंट)
Controller of Patents

टिप्पणी / Note :

1. संशोधित नवीकरण शुल्क हेतु कृपया महानियंत्रक पेटेंट, अभिकल्प एवं व्यापार चिह्न की आधिकारिक वैबसाइट www.ipindia.gov.in पर उपलब्ध पेटेंट (संशोधन) नियम 2016 की प्रथम अनुसूची (शुल्क) देखें।
For revised renewal fees kindly refer to the First Schedule (fees) of The Patents (Amendment) Rules 2016 available on the official website of Controller General of Patents, Designs and Trade Marks www.ipindia.gov.in
2. कार्यालय द्वारा पेटेंट प्रमाणपत्र की कोई भी कागजी प्रति अलग से जारी नहीं की जाएगी।
No hard copy of Patent Certificate shall be issued separately by the office.

INTELLECTUAL PROPERTY **INDIA**
PATENTS | DESIGNS | TRADE MARKS
GEOGRAPHICAL INDICATIONS

सत्यमेव जयते

क्रमांक : 044101844
SL No :

भारत सरकार
GOVERNMENT OF INDIA
पेटेंट कार्यालय
THE PATENT OFFICE
पेटेंट प्रमाणपत्र
PATENT CERTIFICATE
(Rule 74 Of The Patents Rules)

पेटेंट सं. / Patent No.	:	286409
आवेदन सं. / Application No.	:	1699/CHE/2009
फाइल करने की तारीख / Date of Filing	:	17/07/2009
पेटेंटी / Patentee	:	VAIGUNTH ENER TEK (P) LTD

प्रमाणित किया जाता है कि पेटेंटी को उपरोक्त आवेदन में यथाप्रकटित AN IMPROVED TURBINE AND METHOD THEREOF नामक आविष्कार के लिए, पेटेंट अधिनियम, १९७० के उपबंधों के अनुसार आज तारीख 17th day of July 2009 से बीस वर्ष की अवधि के लिए पेटेंट अनुदत्त किया गया है।

It is hereby certified that a patent has been granted to the patentee for an invention entitled AN IMPROVED TURBINE AND METHOD THEREOF as disclosed in the above mentioned application for the term of 20 years from the 17th day of July 2009 in accordance with the provisions of the Patents Act,1970.

एकस्व कार्यालय THE PATENT OFFICE GOVT.OF INDIA भारत सरकार

अनुदान की तारीख : 18/08/2017
Date of Grant :

पेटेंट नियंत्रक
Controller of Patent

टिप्पणी - इस पेटेंट के नवीकरण के लिए फीस, यदि इसे बनाए रखा जाना है, **17th day of July 2011**को और उसके पश्चात प्रत्येक वर्ष मे उसी दिन देय होगी।

Note. - The fees for renewal of this patent, if it is to be maintained will fall / has fallen due on **17th day of July 2011** and on the same day in every year thereafter.

INTELLECTUAL PROPERTY INDIA
PATENTS | DESIGNS | TRADE MARKS
GEOGRAPHICAL INDICATIONS

सत्यमेव जयते

क्रमांक : 044153437
SL No :

भारत सरकार
GOVERNMENT OF INDIA
पेटेंट कार्यालय
THE PATENT OFFICE
पेटेंट प्रमाणपत्र
PATENT CERTIFICATE
(Rule 74 of The Patents Rules)

पेटेंट सं. / Patent No.	:	431511
आवेदन सं. / Application No.	:	201841024445
फाइल करने की तारीख / Date of Filing	:	30/06/2018
पेटेंटी / Patentee	:	MANOHARAN SUNDARALINGAM

प्रमाणित किया जाता है कि पेटेंटी को, उपरोक्त आवेदन में यथाप्रकटित THE MUNICIPAL SOLID WASTE GASIFIER UNIT BASED ON HYDROGEN-OXYGEN COMBUSTOR BURNER” नामक आविष्कार के लिए, पेटेंट अधिनियम, 1970 के उपबंधों के अनुसार आज तारीख जून 2018 के तीसवें दिन से बीस वर्ष की अवधि के लिए पेटेंट अनुदत्त किया गया है।

It is hereby certified that a patent has been granted to the patentee for an invention entitled THE MUNICIPAL SOLID WASTE GASIFIER UNIT BASED ON HYDROGEN-OXYGEN COMBUSTOR BURNER” as disclosed in the above mentioned application for the term of 20 years from the 30th day of June 2018 in accordance with the provisions of the Patents Act,1970.

THE PATENT OFFICE
पेटेंट कार्यालय
GOVT.OF INDIA
भारत सरकार

अनुदान की तारीख : 11/05/2023
Date of Grant :

पेटेंट नियंत्रक
Controller of Patent

टिप्पणी - इस पेटेंट के नवीकरण के लिए फीस, यदि इसे बनाए रखा जाना है, जून 2020 के तीसवें दिन को और उसके पश्चात प्रत्येक वर्ष मे उसी दिन देय होगी।

Note. - The fees for renewal of this patent, if it is to be maintained will fall / has fallen due on 30th day of June 2020 and on the same day in every year thereafter.

INTELLECTUAL PROPERTY INDIA
PATENTS | DESIGNS | TRADE MARKS
GEOGRAPHICAL INDICATIONS

सत्यमेव जयते

क्रम सं/SL No :044162904

पेटेंट कार्यालय,भारत सरकार | The Patent Office, Government Of India

पेटेंट प्रमाण पत्र | Patent Certificate

(पेटेंट नियमावली का नियम 74) | (Rule 74 of The Patents Rules)

पेटेंट सं. / Patent No.	:	460207
आवेदन सं. / Application No.	:	201841049135
फाइल करने की तारीख / Date of Filing	:	26/12/2018
पेटेंटी / Patentee	:	MANOHARAN SUNDARALINGAM

प्रमाणित किया जाता है कि पेटेंटी को, उपरोक्त आवेदन में यथाप्रकटित *IMPROVED METHANOL PRODUCTION FROM MUNICIPALITY SOLID WASTE USING HYDROGEN OXYGEN COMBUSTOR BURNER* नामक आविष्कार के लिए, पेटेंट अधिनियम, 1970 के उपबंधों के अनुसार आज तारीख दिसम्बर 2018 के छब्बीसवें दिन से बीस वर्ष की अवधि के लिए पेटेंट अनुदत्त किया गया है।

It is hereby certified that a patent has been granted to the patentee for an invention entitled *IMPROVED METHANOL PRODUCTION FROM MUNICIPALITY SOLID WASTE USING HYDROGEN OXYGEN COMBUSTOR BURNER* as disclosed in the above mentioned application for the term of 20 years from the 26th day of December 2018 in accordance with the provisions of the Patents Act,1970.

THE PATENT OFFICE
GOVT OF INDIA

अनुदान की तारीख : 18/10/2023
Date of Grant :

पेटेंट नियंत्रक
Controller of Patents

टिप्पणी - इस पेटेंट के नवीकरण के लिए फीस, यदि इसे बनाए रखा जाना है, दिसम्बर 2020 के छब्बीसवें दिन को और उसके पश्चात प्रत्येक वर्ष मे उसी दिन देय होगी।

Note. - The fees for renewal of this patent, if it is to be maintained, will fall / has fallen due on 26th day of December 2020 and on the same day in every year thereafter.

This **Patent Assignment Agreement** dated Thursday, November 23, 2023 ("**Effective Date**"), is entered into by and between **Vaigunth Ener Tek (Pvt) Limited**, a company established under the laws of India whose office address is at C1/20, Snow Housing, Pallikaranai, Chennai, Tamil Nadu, India-600 100 ("**Assignor**" which expression shall where the context admits include its successors-in-title and assigns) and **SRE POWER, INC.**, a company established under the laws of the state of Texas, USA ("**Assignee**" which expression shall where the context admits include its successors-in-title and assigns). Assignor on the one hand, and Assignee on the other hand, are sometimes referred to herein as a "**Party**" and collectively as the "**Parties**" to this Agreement.

WHEREAS:

i. The Assignor has the right to assign the Assigned Patents as defined herein and the Assignee desires to acquire an ownership interest in all patents, including without limitation inventions, utility models and design patents and registrations and applications assigned by Assignor to Assignee which are the subject of this Agreement and are more particularly described, without prejudice to the generality of the foregoing, in Schedule 1 of this Agreement ("**Assigned Patents**").

ii. The Parties agree to the assignment of Assigned Patents according to this Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, Assignor and Assignee agree as follows:

Section 1. Assignment

1.1 Assignor shall give rights to use the Patented IP to Assignee all of Assignor's rights, title, and interests in all patent ownership that the Assignor may have throughout the world in and to the Assigned Patents as of the Effective Date. Upon Assignee's written request, After listing public company

Assignor shall execute all documents and instruments, and so all lawful acts, in each case as may be reasonably necessary to perfect Assignee's rights, title, and interest in and to the Assigned Patents.

1.2 Assignee shall be responsible for all actions and all costs arising after the Effective Date and associated with the continued prosecution and maintenance and enforcement of the Assigned Patents, and Assignor shall have no obligation to pay any maintenance fees which become due for the Assigned Patents after the Effective Date PROVIDED ALWAYS that nothing herein shall make the Assignee responsible for any costs that had arisen and become payable on the Assigned Patents on or before the Effective Date which costs shall be the responsibility of the Assignor.

1.3 If the validity of the Assigned Patents is challenged on any point upon which the Assignor has or can procure information or advice which may assist in meeting and defeating or reducing the effectiveness of such challenge, the Assignor undertakes to supply or procure such information or advice without unreasonable delay.

1.4 The Assignor shall keep and maintain ownership of all IP , other property, Existing ENERTEK business, operating premises, or fixed assets currently owned by the Assignor, with the Assignee only having rights to use the existing patents and associated technologies.

1.5 Mr Manoharan Sundaralingam, a current shareholder of the Assignor agrees to continue assisting and working with the Assignee to jointly develop all technologies relevant to the existing patents only after listing in Public Company. The Parties agree to negotiate a separate agreement for possible investment into state-of-the-art research and development facilities as an improvement to the Assignor's current operating facilities.

VAIGUNTH ENER TEK (P) LTD. CHENNAI 600 106

1.6 Assignor shall have the right to continue pursuing any existing business using the technologies derived from the assigned patents with listed company in Scheduled 2.

1.7 A list of existing customers currently engaged by the Assignor are shown in Schedule 2, There is no restriction to Assignor doing business with listed company using its Patented IP.

Section 2. Payment and Consideration

2.1 The good, valuable, and sufficient consideration for the assignments and other rights granted to the Assignee under this Agreement consists of substantial benefits derived by the Assignor from the Assignment including but not limited to the following:

2.1.1 Upon the Assignee achieving a reverse takeover of a publicly company whose shares trade on NASDAQ or similar stock exchange, the Assignor shall be entitled to [redacted] percent of all the shares received by the Assignee in the acquired public company provided always and it is hereby agreed that the failure of the Assignee for any reason to achieve such a reverse takeover or public listing shall not be a breach of this contract by Assignee and shall not entitle the Assignor to assert any claims of insufficiency of consideration or otherwise against the Assignee. If the Assignee is not able to publicly list the company 6 months after the date of signing this Agreement, the Agreement will become void.

2.1.2 Assignee will pay Assignor any agreed expenses for document preparation, design involvement, consultation, traveling or any worker involvement in IP related work.

Section 3. Term

3.1 This Agreement shall become effective as of the Effective Date and shall continue until the expiration of the Assigned Patents or the expiration of 10 (Ten) years from the Effective Date, whichever expiration occurs first.

VAIGUNTH ENER TEK (P) LTD. CHENNAI 600 106

3.2 This Agreement shall be renegotiated if the Assignee for any reason fails to achieve a reverse takeover or public listing after a period of 6 months from the Effective Date.

Section 4. Non-compete Covenant

4.1 For the Term of this Agreement, the Assignor shall not (Except with the Listed Company), directly, or indirectly, through any other person, firm, corporation, or other entity (whether as an officer, director, employee, partner, consultant, holder of equity or debt inventory or in any other capacity or manner) do any of the following.

4.1.1 develop, sell, market, offer to sell products and services anywhere in the world that have the same or similar technological approach or technology platform, or the same mechanism of action as is included in or covered by the Assigned Patents.

4.2 Assignor acknowledges that the foregoing geographic, time and activity limitations are reasonable and properly required to secure the assignment of the Assigned Property to the Assignee. If any such limitation is deemed to be unreasonable by a court of law or other dispute-resolution tribunal having jurisdiction over the Parties and this Agreement, Assignor shall submit to the maximum limitation that the court or tribunal shall deem reasonable. If the Assignor is in violation of any of the limitations, then the time limitation shall be extended for a period equivalent to the pendency of the proceedings, including appeals.

4.3 Assignee will share details of the investment partner who they intend conducting the listing transaction with, after signing this Agreement.

4.4 The Assignor is the only company who do the Key Component Manufacturer of Listed IP Product in Seduced 1.

Section 5. Breach of Contract

If either Party shall breach its obligations herein, such Party shall be responsible to the other Party for all direct losses or damages caused by such breach but not for

VAIGUNTH ENER TEK (P) LTD. CHENNAI 600 106

special, indirect, incidental, punitive, or consequential losses or damages, including without limitation loss of profits or goodwill. The Parties agree that in addition to the said permitted monetary damages, the non-breaching Party shall be entitled to such other non-monetary relief as may be appropriate to the circumstances including without limitation injunctive relief.

Section 6. Dispute Resolution

6.1 The Parties shall cooperate in good faith and use reasonable efforts to informally resolve any disputes, controversy, or claim ("**Dispute**") arising out of or relating to this Agreement, or the interpretation, breach, termination, or validity thereof.

6.2 If the Parties are unable to resolve a Dispute in accordance with the preceding subsection within thirty (30) days of either Party notifying the other of the Dispute, then the either Party may refer the matter to arbitration by and under the rules of the London Court of International Arbitration. The venue of the arbitration shall be London or such other venue as the Parties shall agree to in writing. There shall be three of the arbitrators, each Party choosing one arbitrator and the two arbitrators thus chosen will choose a third who will act as the chairman of the arbitration panel. Each Party shall bear its own costs, including without limitation its lawyers' fees, for the arbitration.

Section 7. Miscellaneous

7.1 Nothing in this Agreement, express or implied, is intended to confer any rights or remedies hereunder on any Person other than Assignee or Assignor and their respective successors and permitted assigns.

7.2 This Agreement has been jointly and equally prepared by the Parties and shall not be construed against any Party on the ground that it was prepared exclusively by that Party.

7.3 If any provision of this Agreement or the application of any such provision to any person, Party or circumstance will be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or

VAIGUNTH ENER TEK (P) LTD. CHENNAI 600 100

unenforceability will not affect any other provision of this Agreement and this Agreement will remain in full force and effect and will be effectuated as if such illegal, invalid or unenforceable provision were not a part thereof.

7.4 This Agreement shall be construed in accordance with the laws of England and Wales.

SCHEDULE 1

ASSIGNED PATENTS

Patent Title	Patent Application No.	Patent Status	Patent No.	Product Status
Improve Turbine for ORC and Steam Turbine application	1699/CHE/2009	Granted	286049	Manufacturing Started since 2016
High Temperature Hydroxy Gasification for MSW	201841024445	Granted	431511	Manufacturing Started since 2017
Improve Methanol Production of MSW Syngas Cracking method	201841049135	Granted	460207	Manufacturing Started since 2018
Cyclonic effect Hydrogen generator	201841004547	Second Examination review completed		Manufacturing Started since 2019
Combine cycle of Hydrogen engine	202141010191	First Examination review completed		Prototype testing stage

SCHEDULE 2

ASSIGNOR CURRENT PROJECTS RELATED TO PATENT IP

CUSTOMER	LOCATION	Project Status	Project Details	Agreement
HOMEY HYDROGEN	INDIA	Project Active	Hydrogen Generator	Made
ACME Power	INDIA	Project Active	Hydrogen Generator	Made
Engineer India Ltd	INDIA	Project Active	Waste Bio mass	
Ashok Leyland	INDIA	Project Active	Hydrogen Engine	Made
TATA	INDIA	-	Hydrogen generator and Hydrogen Engine	
Mahindra	INDIA		Hydrogen generator and Hydrogen Engine	
SPAC KANYO ENERTEK (Group)	INDIA	Project Active	Bio Waste to Methanol, ORC , Hydrogen Energy	Made
Aspiration Clean teach Venture LTD	IDIA	Project Active	Bio Waste to Methanol, ORC , Hydrogen Energy	Made
Turbo Energy Ltd	INDIA	Project Active	ORC and Bio Gasification	
MULK ENERGY (Group)	UAE and USA, Europe	Project Active	Methanol plant, ORC and Hydrogen Generator	Made
D TEACH	MALAYSIA	Project Active	Bio waste to Methanol	Made
CHEMTED	USA	Project Active	Biomass and ORC 3MW	Made
UNI B SOLUTION	USA	Project Active	Bio Waste to Methanol	Made
LOCKUS ENERGY	UK	Project Active	Hydrogen Production pilot	Made

VAIGUNTH ENER TEK (P) LTD. CHENNAI 600 100

			unit, ORC and Bio Waste to Methanol	
Al Owais (Group)	UAE	Project Active		Made
INDIAN GOVT. UNITS: NLC, IIT, DRDO ,IOCL AND ISRO	INDIA		Coal to Methanol, ORC and Hydrogen generator	Made with NLC

SIGNATURES

Vaigunth Ener Tek (Pvt) Limited – "ASSIGNOR"

By: ____________

Name: Manoharan Sundaralingam

Title: MD

Date: 23-11-2023

SRE POWER, INC. – "ASSIGNEE"

By: __________

Name: K. Reginald Fubara

Title: CEO

This **Patent Assignment Agreement** dated Friday, May 17, 2024 ("**Effective Date**"), is entered into by and between **Vaigunth Ener Tek (Pvt) Limited**, a company established under the laws of India whose office address is at C1/20, Snow Housing, Pallikaranai, Chennai, Tamil Nadu, India-600 100 ("**Assignor**" which expression shall where the context admits include its successors-in-title and assigns) and **SRE POWER, INC.**, a company established under the laws of the state of Texas, USA under company number 802420492, with office address as 6464 Savoy Drive, Suite 680, Houston Tx 77036, USA ("**Assignee**" which expression shall where the context admits include its successors-in-title and assigns). Assignor on the one hand, and Assignee on the other hand, are sometimes referred to herein as a "**Party**" and collectively as the "**Parties**" to this Agreement.

WHEREAS:

i. The Assignor has the right to assign the Assigned Patents as defined herein and the Assignee desires to acquire an ownership interest in all patents, including without limitation inventions, utility models and design patents and registrations and applications assigned by Assignor to Assignee which are the subject of this Agreement and are more particularly described, without prejudice to the generality of the foregoing, in Schedule 1 of this Agreement ("**Assigned Patents**").

ii. The Parties agree to the assignment of Assigned Patents according to this Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, Assignor and Assignee agree as follows:

Section 1. Assignment

1.1 Assignor shall give rights to use the Patented IP to Assignee all of Assignor's rights, title, and interests in all patent ownership that the Assignor may have throughout the world in and to the Assigned Patents as of the Effective Date. Upon Assignee's written request, after listing public company

VAIGUNTH ENER TEK (P) LTD. CHENNAI 600 100

Assignor shall execute all documents and instruments, and so all lawful acts, in each case as may be reasonably necessary to perfect Assignee's rights, title, and interest in and to the Assigned Patents.

1.2 Assignee shall be responsible for all actions and all costs arising after the Effective Date and associated with the continued prosecution and maintenance and enforcement of the Assigned Patents, and Assignor shall have no obligation to pay any maintenance fees which become due for the Assigned Patents after the Effective Date PROVIDED ALWAYS that nothing herein shall make the Assignee responsible for any costs that had arisen and become payable on the Assigned Patents on or before the Effective Date which costs shall be the responsibility of the Assignor.

1.3 Assignee shall have the sole discretion and responsibility to apply for patents related to the technology covered by the patents in other countries globally. Assignee agrees to diligently pursue patent applications in countries outside of India, where it deems necessary for the protection and exploitation of the technology covered by the patents. Assignee agrees to notify Assignor promptly upon the filing of any patent applications in other countries pertaining to the technology covered by the patents. Furthermore, Assignee agrees to keep Assignor informed of any developments or actions related to these patent applications, including but not limited to, office actions, responses, grants, or rejections.

1.4 If the validity of the Assigned Patents is challenged on any point upon which the Assignor has or can procure information or advice which may assist in meeting and defeating or reducing the effectiveness of such challenge, the Assignor undertakes to supply or procure such information or advice without unreasonable delay.

1.5 The Assignor shall keep and maintain ownership of all IP its existing property, ENERTEK business, operating premises, or fixed assets currently

VAIGUNTH ENERTEK (P) LTD. CHENNAI 600 106

owned by the Assignor, with the Assignee only having rights to use the existing patents and associated technologies.

1.6 Mr Manoharan Sundaralingam, a current shareholder of the Assignor agrees to continue assisting and working with the Assignee to jointly develop all technologies relevant to the existing patents only after listing in Public Company. The Parties agree to negotiate a separate agreement for possible investment into state-of-the-art research and development facilities as an improvement to the Assignor's current operating facilities.

1.7 Assignor shall have the right to continue pursuing any existing business using the technologies derived from the assigned patents with the listed companies in Scheduled 2, with express exception of the hydrogen gas combined with ORC heavy-duty vehicle engine technology shown in Scheduled 3, which shall be exclusively developed with the Assignee.

1.8 A list of existing customers currently engaged by the Assignor are shown in Schedule 2, There is no restriction to Assignor doing business with listed company using its Patented IP.

Section 2. Payment and Consideration

2.1 The good, valuable, and sufficient consideration for the assignments and other rights granted to the Assignee under this Agreement consists of substantial benefits derived by the Assignor from the Assignment including but not limited to the following:

2.1.1 Upon the Assignee achieving a reverse takeover of a publicly traded company whose shares trade on the OTC Markets or similar stock exchange, the Assignor shall be entitled to FIVE (5) percent of all the shares received by the Assignee in the acquired public company provided always and it is hereby agreed that the failure of the Assignee for any reason to achieve such a reverse takeover or public listing shall not be a breach of this contract by Assignee and shall not entitle the Assignor to assert any claims of insufficiency of consideration or otherwise against the Assignee. If the

VAIGUNTH ENERTEK (P) LTD. CHENNAI 600 106

Assignee is not able to publicly list the company 6 months after the date of signing this Agreement, the Agreement will be renegotiated.

2.1.2 Assignee will pay Assignor any agreed expenses for document preparation, design involvement, consultation, traveling or any worker involvement in IP related work.

Section 3. Term

3.1 This Agreement shall become effective as of the Effective Date and shall continue until the expiration of the Assigned Patents or the expiration of 30 (Thirty) years from the Effective Date, whichever expiration occurs first.

3.2 This Agreement shall be renegotiated if the Assignee for any reason fails to achieve a reverse takeover or public listing after a period of 6 months from the Effective Date.

Section 4. Non-compete Covenant

4.1 For the Term of this Agreement, the Assignor shall not (Except with the Listed Company), directly, or indirectly, through any other person, firm, corporation, or other entity (whether as an officer, director, employee, partner, consultant, holder of equity or debt inventory or in any other capacity or manner) do any of the following.

4.1.1 develop, sell, market, offer to sell products and services anywhere in the world that have the same or similar technological approach or technology platform, or the same mechanism of action as is included in or covered by the Assigned Patents.

4.2 Assignor acknowledges that the foregoing geographic, time and activity limitations are reasonable and properly required to secure the assignment of the Assigned Property to the Assignee. If any such limitation is deemed to be unreasonable by a court of law or other dispute-resolution tribunal having jurisdiction over the Parties and this Agreement, Assignor shall submit to the maximum limitation that the court or tribunal shall deem reasonable. If the

Assignor is in violation of any of the limitations, then the time limitation shall be extended for a period equivalent to the pendency of the proceedings, including appeals.

4.3 Assignee will share details of the investment partners who they intend conducting the listing transaction with.

4.4 The engine key components and its master control unit to be manufacture by Assignor manufacturing facility in India with joint venture of Assignee. Assignee shall work with the Assignor to choose the right location of the engine key components and master control unit manufacturing and other critical matters related to the manufacturing/assembly process of the hydrogen engine unit.

Section 5. Breach of Contract

If either Party shall breach its obligations herein, such Party shall be responsible to the other Party for all direct losses or damages caused by such breach but not for special, indirect, incidental, punitive, or consequential losses or damages, including without limitation loss of profits or goodwill. The Parties agree that in addition to the said permitted monetary damages, the non-breaching Party shall be entitled to such other non-monetary relief as may be appropriate to the circumstances including without limitation injunctive relief.

Section 6. Dispute Resolution

6.1 The Parties shall cooperate in good faith and use reasonable efforts to informally resolve any disputes, controversy, or claim ("**Dispute**") arising out of or relating to this Agreement, or the interpretation, breach, termination, or validity thereof.

6.2 If the Parties are unable to resolve a Dispute in accordance with the preceding subsection within thirty (30) days of either Party notifying the other of the Dispute, then the either Party may refer the matter to arbitration by and under the rules of the London Court of International Arbitration. The venue of the arbitration shall be London or such other venue as the Parties shall agree to in writing. There shall be three of the arbitrators, each Party choosing one arbitrator and the two arbitrators thus chosen will choose a third who will act as the

VAIGUNTH ENERTEK (P) LTD. CHENNAI 600 106

chairman of the arbitration panel. Each Party shall bear its own costs, including without limitation its lawyers' fees, for the arbitration.

Section 7. Miscellaneous

7.1 Nothing in this Agreement, express or implied, is intended to confer any rights or remedies hereunder on any Person other than Assignee or Assignor and their respective successors and permitted assigns.

7.2 This Agreement has been jointly and equally prepared by the Parties and shall not be construed against any Party on the ground that it was prepared exclusively by that Party.

7.3 If any provision of this Agreement or the application of any such provision to any person, Party or circumstance will be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement and this Agreement will remain in full force and effect and will be effectuated as if such illegal, invalid or unenforceable provision were not a part thereof.

7.4 This Agreement shall be construed in accordance with the laws of England and Wales.

Section 8. Communications

All communication and notices between the Parties shall be valid when made by email, registered post or courier. Communications should be addressed as follows:

To Licensor: **Vaigunth Ener Tek (P) Limited**,

Corporate Identification Number (CIN) is

U29309TN1997PTC039683

C1/20, Snow Housing, Pallikaranai, Chennai, Tamil Nadu,

VAIGUNTH ENER TEK (P) LTD. CHENNAI 600 100

SRE POWER VAIGUNTH ENERTEK

India-600 100

Email: manohar@v-enertek.com

To Licensee: **SRE Power, Inc**.

6464 Savoy Drive, Suite 680, Houston Tx,77036, USA

Email: reginald@srepower.com and reginald@hyorc.com

VAIGUNTH ENERTEK (P) LTD. CHENNAI 600 100

SCHEDULE 1

ASSIGNED PATENTS

Patent Title	Patent Application No.	Patent Status	Patent No.	Product Status
Improve Turbine for ORC and Steam Turbine application	1699/CHE/2009	Granted	286049	Manufacturing Started since 2016
High Temperature Hydroxy Gasification for MSW	201841024445	Granted	431511	Manufacturing Started since 2017
Improve Methanol Production of MSW Syngas Cracking method	201841049135	Granted	460207	Manufacturing Started since 2018
Cyclonic effect Hydrogen generator	201841004547	Second Examination review completed		Manufacturing Started since 2019
Power generating device with a combination of hydrogen gas and organic rankine cycle turbines for	202141010191	Granted	474711	Pilot development stage

VAIGUNTH ENERTEK (P) LTD. CHENNAI 600 106

heavy-duty vehicles.				

SCHEDULE 2

ASSIGNOR CURRENT PROJECTS RELATED TO PATENT IP

CUSTOMER	LOCATION	Project Status	Project Details	Agreement
Engineer India Ltd	INDIA	Project Active	Waste Biomass	
SPAC KANYO ENERTEK (Group)	INDIA	Project Active	Bio Waste to Methanol, ORC	Made
Aspiration Clean teach Venture LTD	IDIA	Project Active	Bio Waste to Methanol, ORC, Hydrogen production	Made
Turbo Energy Ltd	INDIA	Project Active	ORC and Bio Gasification	
MULK ENERGY (Group)	UAE and USA, Europe	Project Active	Methanol plant, ORC and Hydrogen production	Made
D TEACH	MALAYSIA	Project Active	Bio waste to Methanol	Made
CHEMTED	USA	Project Active	Biomass and ORC 3MW	Made
UNI B SOLUTION	USA	Project Active	Bio Waste to Methanol	Made
LOCKUS ENERGY	UK	Project Active	Hydrogen Production pilot unit, ORC and Bio Waste to Methanol	Made
Al Owais (Group)	UAE	Project Active	ORC and Waste to energy	Made
INDIAN GOVT. UNITS: NLC, IIT, DRDO ,IOCL AND	INDIA		Coal to Methanol, ORC and Hydrogen production	Made with NLC

ISRO				

SCHEDULE 3:

Patent certificate for power generating device with a combination of hydrogen has and organic rankine cycle turbines for heavy-duty vehicles.



क्रम सं/SL No 044167236

INTELLECTUAL PROPERTY INDIA

सत्यमेव जयते

पेटेंट कार्यालय,भारत सरकार | The Patent Office, Government Of India

पेटेंट प्रमाण पत्र | Patent Certificate

(पेटेंट नियमावली का नियम 74) | (Rule 74 of The Patents Rules)

पेटेंट सं. / Patent No.	:	474711
आवेदन सं. / Application No.	:	202141010191
फाइल करने की तारीख / Date of Filing	:	11/03/2021
पेटेंटी / Patentee	:	M/S. VAIGUNTH ENERTEK (P) LTD

प्रमाणित किया जाता है कि पेटेंटी को, उपरोक्त आवेदन में यथाप्रकटित *"POWER GENERATING DEVICE WITH A COMBINATION OF HYDROGEN GAS AND ORGANIC RANKINE CYCLE TURBINES FOR HEAVY DUTY VEHICLES"* नामक आविष्कार के लिए, पेटेंट अधिनियम, 1970 के उपबंधों के अनुसार आज तारीख मार्च 2021 के ग्यारहवें दिन से बीस वर्ष की अवधि के लिए पेटेंट अनुदत्त किया गया है।

It is hereby certified that a patent has been granted to the patentee for an invention entitled *"POWER GENERATING DEVICE WITH A COMBINATION OF HYDROGEN GAS AND ORGANIC RANKINE CYCLE TURBINES FOR HEAVY DUTY VEHICLES"* as disclosed in the above mentioned application for the term of 20 years from the 11th day of March 2021 in accordance with the provisions of the Patents Act,1970.

अनुदान की तारीख :
Date of Grant : 29/11/2023

पेटेंट नियंत्रक
Controller of Patents

टिप्पणी - इस पेटेंट के नवीकरण के लिए फीस, यदि इसे बनाए रखा जाना है, मार्च 2023 के ग्यारहवें दिन को और उसके पश्चात प्रत्येक वर्ष में उसी दिन देय होगी।

Note. - The fees for renewal of this patent, if it is to be maintained, will fall / has fallen due on 11th day of March 2023 and on the same day in every year thereafter.

VAIGUNTH ENERTEK (P) LTD. CHENNAI 600 106

SRE POWER VAIGUNTH ENERTEK

This Agreement may be signed by electronic signature (in whatever form the electronic signature takes) and this method of signature shall be conclusive of a Party's intention to be bound by this Agreement as if signed by that Party's manuscript signature.

SIGNATURES

Vaigunth Ener Tek (Pvt) Limited – "ASSIGNOR"

By:

Name: Manoharan Sundaralingam

Title: MD

Date: 17-05-2024

SRE POWER, INC. – "ASSIGNEE"

By: ____________________

Name: K. Reginald Fubara

Title: CEO

Patent Title	Patent Application No	Patent Status	Patent No	Product Status
Improved Turbine for ORC and Steam Cycle Applications	1699/CHE/2009	Granted India	286409	Manufacturing Sta. 12% higher efficiency vs industry avg. TRL-9 since 2016.
High Temperature Hydroxy Gasification for Waste. 1 TPD RDF = 1 TPD Syngas	201841024445	Granted India Under review US, EU	431511	90% yield from municipal waste. TRL-9 since 2017
Improved Methanol Production from Syngas Cracking. 30% lower capex for green methanol	201841049135	Granted India	460207	TRL-9 since 2018
Cyclonic effect Hydrogen generator. 40% energy reduction	201841004547	Granted India	-	TRL-9 since 2019
Combined cycle Hydrogen engine with external combustion and ORC turbine.	202141010191	Granted India	474711	TRL-7
Vertical Pulse Gas Combustor	202541031255	Under review India US EU	PCT/IB2025/ 057744	TRL-7

FORM 2

COMPLETE SPECIFICATION

(Under Section 10 and rule 13)

"VERTICAL PULSE GAS COMBUSTOR"

APPLICANT

NAME	NATIONALITY	ADDRESS
HYORC CORPORATION	USA	1621 CENTRAL AVENUE, CHEYENNE, WYOMING, 82001, USA

INVENTOR

NAME	NATIONALITY	ADDRESS
Mr. MANOHARAN SUNDARALINGAM	INDIA	NO 20 RAJESH NAGAR MAIN ROAD NARAYANAPURAM, PALLIKARANAI, CHENNAI, TAMILNADU, INDIA - 600100

The following specification particularly describes the invention and the manner by which it is to be performed,

FIELD OF INVENTION

[0001] The present invention relates to a combustor. Particularly, the present invention relates to a vertical pulse gas combustor which allows to convert the thrust force to mechanical energy, thereby improving the thermal efficiency of the combustor.

BACKGROUND OF INVENTION

[0002] Combustion is the most important thermal-conversion process for the energy production. Currently, combustion of fuels provides more than 90% of the world's primary energy demand. Around 79% of the fuels used in combustion are fossil fuels including coals, peat, natural gas and oils. Fossil fuels combustion has caused a corresponding rapid growth in CO2 emissions and accounts for more than 80% of the global anthropogenic GHG emissions.

[0003] Pulse combustion is one of the most promising techniques to burn diversified fuels ranging from high-grade natural gas and propane to low-grade fuels such as biogas, syngas or biodiesel high combustion efficiencies and minimal pollutant emissions. Pulse combustion is another promising combustion technique which can burn fuels of different quality with high combustion efficiencies and low pollutant emissions.

[0004] A vertical pulse combustor is a type of combustion device that utilizes periodic pressure waves to enhance combustion efficiency. In gas engines, such combustors can improve fuel combustion and reduce emissions.

Key Components and Functionality:

[0005] Combustion Chamber: The central area where fuel and air mix and combust. Resonance Tube: A tube that facilitates the periodic pressure waves, aiding in efficient combustion. Inlet and Outlet Valves: Control the flow of fuel and air into the combustion chamber and the expulsion of exhaust gases.

[0006] Some of the cited documents are given below:

US5513489 discloses a pulse detonation engine with at least one detonation combustor selectively coupled to an air inlet and fuel source. The detonation combustors are equipped with either active or passive means to dissipate the heat of detonation. Fuel, air, and an oxidizer can be fed to said detonation combustors either through a rotary valve or through a conically shaped injector head.

CN107636391B discloses a pulse combustor system with a pulse combustor including a combustion chamber, an inlet pipe, an exhaust pipe, and a first fuel injector for injecting fuel into the combustion chamber. The pulse combustor has a fundamental oscillation mode and one or more additional oscillation modes. The system comprises at least one pressure sensor for measuring the pressure inside the

fuel burner and/or at least one fluid velocity sensor for measuring the fluid velocity at the inlet pipe or at the exhaust pipe. If the measured pressure and/or the measured velocity is above a predetermined threshold, the controller adjusts a fuel supply rate to the pulse combustor to reduce excitation of one or more additional oscillation modes.

[0007] Pulse combustor are generally less fuel-efficient than turbojets and turbofans combustor, its consuming more fuel for the same amount of thrust, particularly at higher speeds. They are known for producing a loud, distinctive noise due to the rapid combustion cycles, which can be a significant drawback in many applications, especially in urban environments. The intermittent nature of combustion leads to vibrations, which can affect the structural integrity of the engine and the vehicle it powers. The high temperatures generated during operation can pose challenges in thermal management, potentially leading to material degradation over time. The pulse combustor has more heat radiation, which can't recover it. This pulse combustor can generate only thrust force, it cannot convert in to any mechanical energy.

[0008] Accordingly, there is a need for a vertical pulse gas combustor which allows to convert the thrust force to mechanical energy, thereby improving the thermal efficiency of the combustor.

OBJECT OF INVENTION

[0009] The main object of the invention is to provide a vertical pulse gas combustor which allows to convert the thrust force to mechanical energy, thereby improving the thermal efficiency of the combustor.

SUMMARY OF THE INVENTION

[0010] The present invention discloses a vertical pulse gas combustor which allows to convert the thrust force to mechanical energy, thereby improving the thermal efficiency of the combustor.

[0011] The vertical pulse gas combustor of the present invention comprises of a hydrogen inlet nozzle, a gas distributor, an ignitor coil distributor, pulse generating direct current (DC) motor, an oxygen or air inlet nozzle, a steam nozzle, an ignitor, a combustor vertex generator, a water inlet nozzle and a thrust nozzle.

[0012] The oxygen or air inlet nozzle injects air or oxygen to flow into a combustion chamber when a starting motor of an engine part starts running. A pulse generating direct current (DC) motor rotates a shaft of the gas fuel distributor and the ignitor coil distributor so that the hydrogen is injected into the combustion chamber using the hydrogen inlet nozzle. The combustor vertex generator allows light dense hydrogen and air mixture to pass through it as the combustor is positioned in a vertical manner so that the low-density hydrogen and oxygen get

mixed properly. The ignitor distributor is interconnected with the injector distributor shaft so that the ignitor starts to ignite the hydrogen and air mixture in the combustion chamber.

[0013] The water inlet nozzle circulates the water to convert the mixture to a steam form. The steam nozzle sends back the produced steam into the combustor to get additional mass flow rate, so that the exploded hydrogen oxygen steam gets mixed with cooling jacket steam and obtain additional thrust force. The thrust nozzle makes the produced pulse thrust steam to hit turbine blades for converting the steam into mechanical energy for an engine.

BRIEF DESCRIPTION OF DRAWINGS

[0014] Figure 1 shows a front view of a vertical pulse gas combustor of the present invention.

DETAILED DESCRIPTION OF INVENTION

[0015] The present invention discloses a vertical pulse gas combustor which allows to convert the thrust force to mechanical energy, thereby improving the thermal efficiency of the combustor.

[0016] The vertical pulse gas combustor of the present invention comprises of a hydrogen inlet nozzle (1), a gas fuel distributor (2), an ignitor coil distributor (3), pulse generating direct current (DC) motor (4), an oxygen or air inlet nozzle (5), a

steam nozzle (6), an ignitor (7), a combustor vertex generator (8), a water inlet nozzle (9) and a thrust nozzle (10).

[0017] The oxygen or air inlet nozzle (5) is provided for injecting air or oxygen to flow into a combustion chamber when a starting motor of an engine part starts running. A pulse generating direct current (DC) motor (4) rotates a shaft of the gas fuel distributor (2) and the ignitor coil distributor (3) so that the hydrogen is injected into the combustion chamber using the hydrogen inlet nozzle (1) with minimum of 4 times in a second and maximum of 16 times in a second. The combustor vertex generator (8) is provided in the top of the combustion chamber and allows light dense hydrogen and air mixture to pass through it as the combustion chamber is positioned in a vertical manner so that the hydrogen and oxygen get mixed properly. An ignitor distributor coil is interconnected with the injector distributor shaft so that the ignitor (7) starts to ignite the hydrogen and air mixture in the combustion chamber with the same time interval of minimum of 4 times in a second and maximum of 16 times in a second thereby continuous pulse explosion take place in the combustion chamber and huge heat flux starts to generate in a wall of the combustion chamber.

[0018] The water inlet nozzle (9) circulates the water through an outer wall of the combustion chamber to convert the mixture to a steam form. The steam nozzle (6) sends back the produced steam into the combustion chamber to get additional mass

flow rate, so that the exploded hydrogen oxygen steam gets mixed with cooling jacket steam and obtain additional thrust force. The thrust nozzle (10) makes the produced pulse thrust steam to hit turbine blades for converting the steam into mechanical energy for an engine.

[0019] The combustor is designed in conical shape so that the pressure loss is reduced and simultaneously converts the pressure energy into kinetic energy.

[0020] The combustor generates thermal Load of minimum of 25 Kj/Sec to 1000 Kj/Sec. Thrust developed by the combustor is minimum of 20 N to 340 N. The combustion chamber is made of material such as Inconel 601 or Hastelloy 270. Maximum pressure is 36 bar. Operating temperature range is 1100-1800 degree Celsius. Combustor volume is 1.2 - 3 liter. Angle of conversion is 14- 20 Degrees.

[0021] The cooling jacket is made of material such as SS 316. Maximum pressure is 36 bars. Water flow rate is 0.05 Kg/Sec to 0.2 Kg/Sec. The thrust nozzle is made of material such as Inconel 601 or Hastelloy 270. The nozzle is configured as convergent and divergent. The Flue gas ranges velocity from 200 m/Sec to 450 M/Sec. The Flue gas flow rate 0.1 Kg/Sec to 0.75 Kg Per sec.

Commented [A1]: Kindly let us know whether there is fuel gas or flue gas and also there is no mention of flue gas previously in the description, kindly explain the same.

[0021] The gas fuel distributor is made of material such as SS 304. Sealing part of Pulse gas injection material made of - TC/Carbon, Elastomer: Viton and SS 316.

Minimum Pulse gas injection is 4 Pulse per second and Maximum 16 pulse second. Gas flow minimum is 0.05 Gram per second to 5 Gram per second. The ignitor coil distributor comprises a high voltage ignitor coil that generates about 3000 Volt at minimum 4 -16 pulse per second, and an ignitor that is made of ceramic insulation with anode and cathode rods.

[0022] Other advantages of the invention are given as below:

- Provides an emission free engine for heavy duty vehicle and stand alone Power generation
- Achieves efficiency of combined cycle of pulse combustor Rankine Cycle engine for heavy duty vehicle and standalone power generation easily by 45 %
- Reduces global warming
- Allows to produce hydrogen fuel in huge quantity in an economical manner
- Allows to use any gas fuel for pulse combustor engine
- Allows 100 % renewable energy process
- Allows to easy refill the hydrogen gas and other gas

REFERENCE NUMERALS

1 Hydrogen inlet nozzle

2 ~~Hydrogen gas distributor~~ Gas fuel distributor

3 Ignitor ~~cool~~ coil distributor

4 Pulse generating ~~DC~~ motor

5 Oxygen or air inlet nozzle

6 Steam nozzle

7 Ignitor

8 Combustor vertex generator

9 Water inlet nozzle

10 Thrust nozzle

CLAIMS

We claim,

1. Vertical pulse gas combustor, comprising of a

a. an oxygen or air inlet nozzle (5) for injecting air or oxygen to flow into a combustion chamber when a starting motor of an engine part starts running;
b. a pulse generating direct current (DC) motor (4) rotating a shaft of a gas fuel distributor (2) and an ignitor coil distributor (3) so that hydrogen is injected into the combustion chamber with minimum of 4 times in a second and maximum of 16 times in a second;
c. a combustor vertex generator (8) allowing light dense hydrogen and air mixture to pass through it as the combustor is positioned in a vertical manner so that the hydrogen and oxygen get mixed properly;
d. an ignitor distributor interconnected with an injector distributor shaft so that an ignitor (7) starts to ignite the hydrogen and air mixture in the combustion chamber with the same time interval of minimum of 4 times in a second and maximum of 16 times in a second thereby continuous pulse explosion take place in the combustion chamber and huge heat flux starts to generate in a wall of the combustion chamber;
e. a water inlet nozzle (9) circulating water through an outer wall of the combustor to convert the mixture to a steam form;
f. a steam nozzle (6) sends back the produced steam into the combustor to get additional mass flow rate, so that the exploded hydrogen oxygen steam gets mixed with cooling jacket steam and obtain additional thrust force;

g. a thrust nozzle (10) makes the produced pulse thrust steam to hit turbine blades for converting the steam into mechanical energy for an engine.

2. The combustor as claimed in claim 1, is designed in the form of conical shape.

3. The combustor as claimed in claim 1c, wherein the combustor vertex generator (8) is provided in the top of the combustor.

4. The combustor as claimed in claim 1b, wherein the hydrogen is injected into the combustion chamber using a hydrogen inlet nozzle (1).

5. The combustor as claimed in claim 1, wherein the combustion chamber is made of material such as Inconel 601 or Hastelloy 270, maximum pressure is 36 bar, operating temperature range is 1100-1800 degree Celsius, combustor volume is 1.2 - 3 liter, and angle of conversion is 14- 20 Degrees.

6. The combustor as claimed in claim 1, generates thermal load of minimum of 25 Kj/Sec to 1000 Kj/Sec, and develops thrust of minimum of 20 N to 340 N.

7. The combustor as claimed in claim 1, wherein the cooling jacket is made of material such as SS 316, maximum pressure is 36 bars, and water flow rate is 0.05 Kg/Sec to 0.2 Kg/Sec.

8. The combustor as claimed in claim 1, wherein the thrust nozzle is made of material such as Inconel 601 or Hastelloy 270 and configured as convergent and divergent.

Dated this the 5th day of March, 2025

DIGITALLY SIGNED
P. SAILAKSHMI (IN/PA-3115)
ATTORNEY FOR THE APPLICANT

ABSTRACT

"VERTICAL PULSE GAS COMBUSTOR" allows to convert the thrust force to mechanical energy, thereby improving thermal efficiency of combustor. The combustor comprises of an oxygen or air inlet nozzle (5) injecting air or oxygen to

flow into combustion chamber when starting motor of engine part starts running. A pulse generating direct current (DC) motor (4) rotates shaft of gas fuel distributor (2) and ignitor coil distributor (3) so that hydrogen is injected into chamber using hydrogen inlet nozzle (1). A combustor vertex generator (8) allows light dense hydrogen and air mixture to pass through it. An ignitor distributor is interconnected with injector distributor shaft so that ignitor (7) starts to ignite the hydrogen and air mixture in the chamber thereby continuous pulse explosion take place in the chamber and huge heat flux starts to generate in a wall of the chamber. A water inlet nozzle (9) circulates water through an outer wall of the combustor to convert the mixture to a steam form. A steam nozzle (6) sends back produced steam into combustor to get additional mass flow rate to obtain additional thrust force. A thrust nozzle (10) makes produced pulse thrust steam to hit turbine blades to convert steam into mechanical energy for engine.

Refer Figure 1


3
2
1
4
5
7
6
8
10
9

DIGITALLY SIGNED
P. SAILAKSHMI (IN/PA-3115)
ATTORNEY FOR THE APPLICANT

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Controller General of Patents, Designs & Trade Marks

सत्यमेव जयते

INTELLECTUAL PROPERTY INDIA
PATENTS | DESIGNS | TRADE MARKS
GEOGRAPHICAL INDICATIONS

G.A.R.6
[See Rule 22(1)]
RECEIPT

Docket No 32171 Date/Time 2025/03/30 08:43:46

SAILAKSHMI NO.250/8 KAMALAM APARTMENTS,KALIAMMAN KOIL STREET,NATASEN NAGAR, VIRUGAMBAKAM Email: contact@sailaipr.com

Sr. No.	App. Number	Ref. No./Application No.	Amount Paid	C.B.R. No.	Form Name	Fee Payment	Remarks
1	202541031255	TEMP/E-1/32227/2025-CHE	8000	18865	FORM 1	Full	VERTICAL PULSE GAS COMBUSTOR

TransactionID	Payment Mode	Challan Identification Number	Amount Paid	Head of A/C No
N-0001636631	Online Bank Transfer	3003250001219	8000.00	1475001020000001

Total Amount : ₹ 8000.00

Amount in Words: Rupees Eight Thousand Only

Received from SAILAKSHMI the sum of ₹ 8000.00 on account of Payment of fee for above mentioned Application/Forms.

* This is a computer generated receipt, hecnce no signature required.

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<table>
<tr><td colspan="6">FORM 1
THE PATENTS ACT 1970 (39 of 1970) and
THE PATENTS RULES, 2003
APPLICATION FOR GRANT OF PATENT
(See section 7, 54 and 135 and sub-rule (1) of rule 20)</td><td colspan="6">(FOR OFFICE USE ONLY)</td></tr>
<tr><td colspan="6"></td><td colspan="3">Application No.</td><td colspan="3"></td></tr>
<tr><td colspan="6"></td><td colspan="3">Filing date:</td><td colspan="3"></td></tr>
<tr><td colspan="6"></td><td colspan="3">Amount of Fee paid:</td><td colspan="3"></td></tr>
<tr><td colspan="6"></td><td colspan="3">CBR No:</td><td colspan="3"></td></tr>
<tr><td colspan="6"></td><td colspan="3">Signature:</td><td colspan="3"></td></tr>
<tr><td colspan="6">1. APPLICANT'S REFERENCE / IDENTIFICATION NO. (AS ALLOTTED BY OFFICE)</td><td colspan="6"></td></tr>
<tr><td colspan="12">2. TYPE OF APPLICATION [Please tick (✓) at the appropriate category]</td></tr>
<tr><td colspan="3">Ordinary (✓)</td><td colspan="3">Convention ()</td><td colspan="3">PCT-NP ()</td><td colspan="3">PPH ()</td></tr>
<tr><td colspan="2">Divisional( )</td><td>Patent of Addition ()</td><td colspan="2">Divisional( )( )</td><td>Patent of Addition ()</td><td colspan="2">Divisional( )</td><td>Patent of Addition ()</td><td colspan="3"></td></tr>
<tr><td colspan="12">3A. APPLICANT(S)</td></tr>
<tr><td>Name in Full</td><td>Gender (optional, for individuals)</td><td>Nationality</td><td>Country of Residence</td><td>Age (optional, for natural persons)</td><td colspan="7">Address of the Applicant</td></tr>
<tr><td rowspan="8">HYORC CORPORATION</td><td rowspan="8">NA</td><td rowspan="8">USA</td><td rowspan="8">USA</td><td rowspan="8">-</td><td colspan="3">House No.</td><td colspan="4">1621</td></tr>
<tr><td colspan="3">Street</td><td colspan="4">CENTRAL AVENUE</td></tr>
<tr><td colspan="3">City</td><td colspan="4">CHEYENNE</td></tr>
<tr><td colspan="3">State</td><td colspan="4">WYOMING</td></tr>
<tr><td colspan="3">Country</td><td colspan="4">USA</td></tr>
<tr><td colspan="3">Pin code</td><td colspan="4">82001</td></tr>
<tr><td colspan="3">Email (OTP verification mandatory -will be redacted)</td><td colspan="4">contact@sailaipr.com</td></tr>
<tr><td colspan="3">Contact number (OTP verification mandatory -will be redacted)</td><td colspan="4">9600189905</td></tr>
<tr><td colspan="12">3B. CATEGORY OF APPLICANT [Please tick (✓) at the appropriate category]</td></tr>
<tr><td colspan="2">Natural Person ()</td><td colspan="7">Other than Natural Person (✓)</td><td colspan="3">Educational institution ()</td></tr>
<tr><td colspan="2"></td><td colspan="3">Small Entity ( )</td><td colspan="2">Startup ( )</td><td colspan="2">Others ( )</td><td colspan="3"></td></tr>
<tr><td colspan="12">4. INVENTOR(S) [Please tick (✓) at the appropriate category]</td></tr>
<tr><td colspan="3">Are all the inventor(s) same as the Applicant (s) named above?</td><td colspan="4">Yes ()</td><td colspan="5">No (✓)</td></tr>
</table>

If "No", furnish the details of the inventor(s)						
Name in Full	Gender (optional, for natural persons)	Nationality	Age (optional, for natural persons)	Country of Residence	Address of the Inventor	
Mr. MANOHARAN SUNDARALINGAM	MALE	INDIAN	-	INDIA	House No.	NO 20
					Street	RAJESH NAGAR MAIN ROAD, NARAYANAPURAM, PALLIKARANAI
					City	CHENNAI
					State	TAMILNADU
					Country	INDIA
					Pin code	600100

5. TITLE OF THE INVENTION

"VERTICAL PULSE GAS COMBUSTOR"

6. AUTHORISED REGISTERED PATENT AGENT(S)	IN/PA No.	P. SAILAKSHMI (IN/PA-3115) R. A. HEMALATHA (IN/PA-3201)
	Name	P. SAILAKSHMI (IN/PA-3115) R. A. HEMALATHA (IN/PA-3201)
	Mobile No. (OTP verification mandatory-will be redacted)	9600189905
7. ADDRESS FOR SERVICE OF APPLICANT IN INDIA	Name	SAILAKSHMI IPR CONSULTANTS
	Postal Address	NO.250/8, 1ST FLOOR, KAMALAM APARTMENT, KALIAMMAN KOIL STREET, NATESAN NAGAR, VIRUGAMBAKKAM, CHENNAI-600092, INDIA.
	Telephone No.	044-48631316
	Mobile No. (OTP verification mandatory-will be redacted)	9600189905
	Fax No.	-
	E-mail ID (OTP verification mandatory-will be redacted)	contact@sailaipr.com saila.bhoopathi@gmail.com

8. IN CASE OF APPLICATION CLAIMING PRIORITY OF APPLICATION FILED IN CONVENTION COUNTRY, PARTICULARS OF CONVENTION APPLICATION

Country	Application Number	Filing date	Name of the applicant	Title of the invention	IPC (as classified in the convention country)
-NA-	-NA-	-NA-	-NA-	-NA-	-NA-

9. IN CASE OF PCT NATIONAL PHASE APPLICATION, PARTICULARS OF INTERNATIONAL APPLICATION FILED UNDER PATENT CO-OPERATION TREATY (PCT)

International application number	International filing date
-NA-	-NA-

10. IN CASE OF DIVISIONAL APPLICATION FILED UNDER SECTION 16, PARTICULARS OF ORIGINAL (FIRST) APPLICATION

Original (first) application No.	Date of filing of original (first) application
-NA-	-NA-

11. IN CASE OF PATENT OF ADDITION FILED UNDER SECTION 54, PARTICULARS OF MAIN APPLICATION OR PATENT	
Main application/patent No.	**Date of filing of main application**
-NA-	-NA-

12. DECLARATIONS

(i) Declaration by the inventor(s)

(In case the applicant is an assignee: the inventor(s) may sign herein below or the applicant may upload the assignment or enclose the assignment with this application for patent or send the assignment by post/electronic transmission duly authenticated within the prescribed period).

I, the above named inventor, am the true & first inventor for this Invention and declare that the applicant herein is my assignee or legal representative.

(a) Date **25/03/2025**

(b) Signature(s)

(c) Name(s) **Mr. MANOHARAN SUNDARALINGAM**

(ii) Declaration by the applicant(s) in the convention country

(In case the applicant in India is different than the applicant in the convention country: the applicant in the convention country may sign herein below or applicant in India may upload the assignment from the applicant in the convention country or enclose the said assignment with this application for patent or send the assignment by post/electronic transmission duly authenticated within the prescribed period)

I/We, the applicant(s) in the convention country declare that the applicant(s) herein is/are my/our assignee or legal representative.

(a) Date

(b) Signature(s)

(c) Name(s) of the signatory

(iii) Declaration by the applicant(s)

We, the applicant hereby declare that: -

We are in possession of the above-mentioned invention.

The Complete specification relating to the invention is filed with this application.

The invention as disclosed in the specification uses the biological material from India and the necessary permission from the competent authority shall be submitted by me/us before the grant of patent to me/us.

There is no lawful ground of objection(s) to the grant of the Patent to me/us.

I am the true & first inventor.

I am/we are the assignee or legal representative of true & first inventor(s).

The application or each of the applications, particulars of which are given in Paragraph-8, was the first application in convention country/countries in respect of my/our invention(s).

I/We claim the priority from the above mentioned application(s) filed in convention country/countries and state that no application for protection in respect of the invention had been made in a convention country before that date by me/us or by any person from which I/We derive the title.

My/our application in India is based on international application under Patent Cooperation Treaty (PCT) as mentioned in Paragraph-9.

The application is divided out of my /our application particulars of which is given in Paragraph-10 and pray that this application may be treated as deemed to have been filed on DD/MM/YYYY under section 16 of the Act.

The said invention is an improvement in or modification of the invention particulars of which are given in Paragraph-1

13. FOLLOWING ARE THE ATTACHMENTS WITH THE APPLICATION

(a) Form 2

Item	Details	Fee	Remarks
Complete/ ~~Provisional~~ specification)#	No. of pages **15**	8000	None
No. of Claim(s)	No. of claims **8**	NA	NA

	No. of Pages **3**		
Abstract	No. of pages **1**	NA	NA
No. of Drawing(s)	No. of drawings **1** No. of pages **1**	NA	NA

In case of a complete specification, if the applicant desires to adopt the drawings filed with his provisional specification as the drawings or part of the drawings for the complete specification under rule 13(4), the number of such pages filed with the provisional specification are required to be mentioned here.

(b) Complete specification (in conformation with the international application)/as amended before the International Preliminary Examination Authority (IPEA), as applicable (2 copies).

(c) Sequence listing in electronic form

(d) Drawings (in conformation with the international application)/as amended before the International Preliminary Examination Authority (IPEA), as applicable (2 copies).

(e) Priority document(s) or a request to retrieve the priority document(s) from DAS (Digital Access Service) if the applicant had already requested the office of first filing to make the priority document(s) available to DAS.

(f) Translation of priority document/Specification/International Search Report/International Preliminary Report on Patentability.

(g) Statement and Undertaking on Form 3

(h) Declaration of Inventorship on Form 5

(I) Power of Authority

(j)Total fee ....in Cash/ Banker's Cheque /Bank Draft bearing No.......... Date...............on .... Bank.

We hereby declare that to the best of our knowledge, information and belief the fact and matters slated herein are correct and we request that a patent may be granted to us for the said invention.

Dated this 25th day of March 2025

Signature:

Name: Mr. MANOHARAN SUNDARALINGAM,
NON EXECUTIVE DIRECTOR, HYORC CORPORATION

HyOrc Corporation
H2+ORC Power
Cheyenne, WY

To,
The Controller of Patents
The Patent Office, at Chennai

Note: -

* Repeat boxes in case of more than one entry.
* To be signed by the applicant(s) or by authorized registered patent agent otherwise where mentioned.
* Tick ( )/cross (x) whichever is applicable/not applicable in declaration in paragraph-12.
* Name of the inventor and applicant should be given in full, family name in the beginning.
* Strike out the portion which is/are not applicable.

For fee: See First Schedule.

FORM 5
THE PATENT ACT, 1970
(39 OF 1970)
&
The Patents Rules, 2003
DECLARATION AS TO INVENTORSHIP
[See section 10(6) and rule 13(6)]

1. NAME OF APPLICANT

We,

S. No	NAME
1	HYORC CORPORATION

hereby declare that the true and first inventor of the invention disclosed in the complete specification filed in pursuance of our Patent application titled **"VERTICAL PULSE GAS COMBUSTOR"** is:

2. INVENTOR

S. NO	NAME	NATIONALITY	ADDRESS	SIGNATURE
1	Mr. MANOHARAN SUNDARALINGAM	INDIAN	NO 20 RAJESH NAGAR MAIN ROAD, NARAYANAPURAM, PALLIKARANAI, CHENNAI TAMILNADU, INDIA - 600100	

Dated this day of 25th March 2025,

HyOrc Corporation
H2-ORC Power
Cheyenne, WY

3. DECLARATION TO BE GIVEN WHEN THE APPLICATION IN INDIA IS FILED BY THE APPLICANT (S) IN THE CONVENTION COUNTRY: -

- Not applicable -

To,
The Controller of Patent
The Patent Office,
at Chennai.

भारतीय गैर न्यायिक

एक सौ रुपये **Rs. 100**

रु. 100 ONE HUNDRED RUPEES

सत्यमेव जयते

भारत INDIA

INDIA NON JUDICIAL

தமிழ்நாடு तमिलनाडु TAMILNADU

EY 334596

தமிழ்நாடு
நாள் : 26/3/2025
இனம்: 1

S. இராதாகிருஷ்ணன், B.A.
முத்திரைத்தாள் விற்பனையாளர்
உரிமம் எண். 15/1993 நாள்: 1-11-93
நாகர்கோவில்–629 001

FORM 26

The Patents Act, 1970

(39 of 1970)

&

THE PATENTS RULES, 2003

Form for Authorization of a Patent Agent

(Sec 127 and 132; and Rule 135)

We, **HYORC CORPORATION,** represented by **Mr. MANOHARAN SUNDARALINGAM, NON-EXECUTIVE DIRECTOR,** having office address at **1621 CENTRAL AVENUE, CHEYENNE, WYOMING, 82001, USA,** do hereby authorize **P. SAILAKSHMI (IN/PA-3115), ATTORNEY, R. A. HEMALATHA, PATENT AGENT (IN/PA-3201), Y. DINESH BABU, ATTORNEY** and **K. VAMSI KRISHNA, ATTORNEY,** having office at **NO.250/8, 1st FLOOR, KAMALAM APARTMENTS, KALIAMMAN KOIL STREET, NATESAN NAGAR, VIRUGAMBAKKAM, CHENNAI 600092**, to act on our behalf in connection with filing, prosecution, registration, oppositions and renewal of our Patent Application in respect of inventions from time to time and request that all notices, requisitions and communications relating thereto may be sent to such person at the above address.

We hereby revoke all previous authorizations, if any, in respect of the proceeding. All communication relating to this application may be sent to the following address in India: -

Address for Service

M/s. Sailakshmi IPR Consultants
No.250/8, I floor, Kamalam Apartments,
Kali Amman Koil Street, Natesan Nagar,
Virugambakkam, Chennai 600092.
Email: contact@sailaipr.com Tel: 9600189905

Dated this the 25th day of March, 2025

HyOrc Corporation
H2+ORC Power
Cheyenne, WY

Mr. MANOHARAN SUNDARALINGAM,
NON-EXECUTIVE DIRECTOR
For HYORC CORPORATION

To
The Controller of Patents,
The Patent Office, Chennai.

No.250/8, 1st Floor, Kamalam Apartments, Kaliamman Koil Street, Natesan Nagar, Virugambakkam, Chennai – 600 092, Tamil Nadu, India Email ID: contact@sailaipr.com Contact number: 044 24791316

COMPANY NAME: HYORC CORPORATION **CONTACT PERSON: Reginald Fubara** **CONTACT MAIL: reginald@hyorc.com**	**Quotation No: SAILA24032025/3**
Address: - CHENNAI	**Date: 25.03.2025**
Requirement: PATENT NATIONAL PHASE FILING IN COUNTRIES BELOW 1. **USA** 2. **UK** 3. **EUROPE**	**No. Of Application:** 1

1. PCT FEES

PCT FEES (USD)			
S. No	**Particulars**	**Government fees**	**Professional fees**
1	International filing fee	1600	600

2. PATENT TARIFF FOR FILING NATIONAL PHASE APPLICATION IN USA

US (USD)			
S. No	**Particulars**	**Government fees**	**Professional fees**
1	Filing	360	1,300
2	Request for examination	895	
3	Search	785	
4	To prepare and file per office action	NA	1,640
5	Patent allowance or grant fee	1320	1520

3. PATENT TARIFF FOR FILING NATIONAL PHASE APPLICATION IN UK

UK (USD)		
Particulars	**Official fee – INR - SAILAIPR**	**Professional fee – INR - SAILAIPR**
Filing fee	80	2,450
Search fee	200	
	In case of More than 25 claims 35 USD for each claim	
Examination	135	
	In case of More than 35 pages 15 USD for each page	
To prepare and file each office action response before UKIPO	NA	2,625

4. PATENT TARIFF FOR FILING NATIONAL PHASE APPLICATION IN EUROPE

EUROPE (USD)		
Particulars	**Official fee - SAILAIPR**	**Professional fee - INR - SAILAIPR**
Filing fee	150	1575
Search fee	1675	
Examination fee	2110	
Designation fee	755	
Per Page more than 35	20	
Per claim more than 15 upto 50th	305	
Per claim beyond 50	755	
To prepare and file each office action response before EPO	NA	2,625
Patent Grant Fees	1190	1520
Patent Validation	Vary country to country	470/country

No.250/8, 1st Floor, Kamalam Apartments, Kaliamman Koil Street, Natesan Nagar, Virugambakkam, Chennai – 600 092, Tamil Nadu, India Email ID:contact@sailaipr.com Contact number: 044 24791316

Note:

- Patent term: 20 years from the date of filing of the application
- Unforeseen charges will be shared at that time of requirement
- The above charges may vary during the time of filing

Regards,
R. A HEMALATHA, PATENT AGENT,
PARTNER
SAILAKSHMI IPR CONSULTANTS